Exhibit 99.1

January 2016

 Certain statements contained in this presentation that are not historical facts, including any statements as to future market conditions, results of operations and financial projections, are forward-looking statements and are thus prospective. These forward-looking statements are subject to risks, uncertainties and other factors which could cause actual results to differ materially from future express or implied results. Although SPX believes that the expectations reflected in its forward-looking statements are reasonable, it can give no assurance that such expectations will prove to be correct. In addition, estimates of future operating results are based on the company’s existing operations, which are subject to change. Particular risks facing SPX include risks relating to our recent spin-off transaction, economic, business and other risks stemming from changes in the economy, our international operations, legal and regulatory risks, cost of raw materials, pricing pressures, and our ability to manage changes and measure and estimate the expected revenue and cost associated with our power projects in South Africa and integration of acquisitions. More information regarding such risks can be found in SPX’s SEC filings. Statements in this presentation are only as of the time made, and SPX does not intend to update any statements made in this presentation except as required by regulatory authorities. This presentation includes non-GAAP financial measures. For a reconciliation of the non-GAAP financial measures with the most comparable measures calculated and presented in accordance with GAAP refer to prior presentations available in the investor relations section of our website (SPX.com). We believe that non-GAAP measures are useful to investors in evaluating our operating performance and our management of the business from period to period.     January 2016 2

SPX Corporation: Company Overview *Contingent on completion of the spinoff of FLOW SJeaptnemubaerr2y, 220105 16

Strategic Transformation Hydraulic Industrial ex. (1) Excludes South African projects Spin Objective: Narrow the Strategic Focus and Create Value for Both Future Companies January 2016 4 SPX Pre-Spin SPX Post-Spin Detection & Measurement Thermal Flow &HVACBase Power(1) Hydraulic South African 2014 Revenue: ~$4.7bProjects2014 Revenue: ~$2.0b

Company Overview The “New” SPX Corporation SPX Corporation is a Leading Supplier of HVAC, Detection & Measurement and Power Equipment; Approximately 2/3 of Revenue is Generated by Sales Into North America January 2016 5 Headquartered in Charlotte, NC A leading supplier of:  HVAC products,64%17%  Detection & Measurement technologies, and  Power equipment 12% ~$2.0b of revenue in 2014 ~6,000 employees1% NYSE Ticker: SPXC6% 2014 Revenue by Region

Key Product Offerings and Financial Profile by Segment  Fluid coolers  Communication technologies (1) Excludes South African projects *Reflects EBITDA as defined by SPX Corporation’s credit facility and excludes the impact of the South African projects CORE EBITDA* is Predominantly Generated by the HVAC and Detection & Measurement Segments January 2016 6  Package cooling units  Residential and non-residential boilers  Electrical heating products  Locators  Fare collection systems  Obstruction lighting  Power transformers  Cooling towers  Heat exchangers  Pollution filters 2014 base power business(1):  $1,098m revenue  mid single-digit EBITDA % 2014:  $244m revenue  >20% EBITDA % 2014:  $536m revenue  mid-teens EBITDA %

Value Creation Strategies Grow HVAC platform:  New product development  Channel development  Geographic expansion  Leverage synergies Grow Detection & Measurement platform:  Continue to upgrade installed base  New product launches in 2016  Expand vertically and geographically  Extend product offering into adjacent markets CORE EBITDA* of $180-200m in 3 years Improve efficiency of power transformer business:  Increase sales of new, value-engineered power transformer design  Productivity initiatives Reduce complexity, risk and cost in power generation business:  Project execution and selectivity  Focus on working capital  Reposition business *CORE EBITDA reflects EBITDA as defined by SPX Corporation’s credit facility and excludes the impact of the South African projects Targeting ~$180-200m in CORE EBITDA* in 3 years; Expanding in Attractive Markets While Reducing Exposure to Lower Return Markets January 2016 7 POWER Generation Detection & Measurement POWER Tr HVAC ansforme rs

Value Creation Key Accomplishments Grow HVAC platform:  Launch of new evaporative condenser product (industrial refrigeration)  Launch of new high-efficiency boiler (residential heating) Grow Detection & Measurement platform:  New Genfare Link fare collection system installed in key reference market Launch of RD8100 GPS-enabled cable and pipe locator  CORE EBITDA* of $180-200m in 3 years Improve efficiency of power transformer business:  New, value-engineered transformer design accepted by >50% of customers  Optimizing plant loading and operational efficiencies Reduce complexity, risk and cost in power generation business: Right-sizing power generation cost structure   South African Projects: GE Agreement Amendment Completed in Q4 2015  Announced sale of Global Dry Cooling business *CORE EBITDA reflects EBITDA as defined by SPX Corporation’s credit facility and excludes the impact of the South African projects Making Progress Against Value Creation Strategies; Reducing Risk and Complexity in Power Segment January 2016 8 POWER Generation Detection & Measurement POWER Tr HVAC ansforme rs

GE (Alstom) Agreement Amendment – South African Projects Structurally Reduces Risk Profile of the South African Projects January 2016 9  De-scoped our construction activities on final 3 units of the Kusile Air Cooled Condensers (“ACC”)  Will maintain a technical support role Remain responsible for construction activities on the first 3 units  Structurally reduces risk profile  Eliminates at least three years of construction activities  Resolves most of the material outstanding issues between the parties, including our sub-contractor Adjusts the timeline to completion of the project  Financial impact included as part of the $95m charge (~$71m, net of minority interest) taken in Q3 2015

Kusile Air Cooled Condenser ("ACC") SPX Driving to Completion of the First 3 Units January 2016 --

Sale of Global Dry Cooling* Business *SPX will retain its global Wet Cooling business Represents Our Commitment to Shareholders to Optimize Capital Utilization January 2016 11  Agreement to sell Dry Cooling business to Paharpur Cooling Towers Limited (a leading cooling solution provider with global operations, headquartered in India)  Expected to be finalized in 1H 2016  Purchase price is ~$48m pretax – subject to adjustments for working capital  ~10% of the Power Segment’s revenues  Sale proceeds will be deployed in accordance with our stated capital allocation policy

Segment Overview *Contingent on completion of the spinoff of FLOW SJeaptnemubaerr2y, 220105 16

HVAC Segment Overview $536m Products 56% Strong Product Brands and Leading Market Positions Across HVAC Heating and Cooling Product Portfolio January 2016 13 2014 Revenue by Geography 4% 88%8% HVAC Segment Overview A leading North American supplier of package cooling products, boiler systems and electric comfort heating products Well-recognized product brands and large installed base:  Provides steady replacement activity each year Products sold through distributors and direct to customers:  Often specified in construction designs Strong new product development and innovation programs Sales are primarily book and ship, or short cycle, in nature 2014 Revenue by Product Heating CoolingProducts 44%

Cooling Products Overview $237m Service Towers 74% Strong Product Brands and Leading Market Positions Across Cooling Product Portfolio January 2016 14 2014 Revenue by Geography 10% 16%  Cooling products used in non-residential, commercial construction, process cooling and refrigeration applications  Well-recognized product brands: Marley and Recold  Well-established sales channel including reps and distributors  Demand generally follows construction trends (e.g., Dodge Index)  Key growth opportunities: Expand in adjacent markets New product development Channel expansion Geographic expansion 2014 Revenue Breakdown Package Cooling Parts and 20% 80%

HVAC Cooling Product Examples Over 90 Years of Experience Engineering and Manufacturing Cooling Towers; Marley Sets a High Standard for Efficiency and Quality January 2016 ...

Heating Products Overview  Demand for boiler systems is seasonal: Strong Product Brands and Leading Market Positions in North America January 2016 16  North American businesses with strong brands  Products used in residential and non-residential markets and sold primarily through distributors  End customers concentrated in the Northeast and Midwest 66%$299m Electrical  Concentrated in the second half  Sensitive to heating season degree days  Key organic growth opportunities:  Product portfolio expansion  Sales channel management 2014 Revenue Breakdown Boiler Systems Heating Products 34%

Heating Product Examples wall heaters Broad Product Offering of Heating Solutions for Residential and Light Commercial Applications January 2016 17 Electrical Heating Products Digital Wash-down, corrosion resistant heaters Aluminum convection heaters Commercial Boilers  Standard cast iron  High efficiency  Natural gas and oil Residential Boilers  Standard cast iron  High efficiency  Natural gas and oil

Detection & Measurement Segment Overview Technology Intensive Product Portfolio With Leading Positions in Niche Markets January 2016 18 2014 Revenue by Geography 27% 61%12% Detection & Measurement Segment Overview Technology intensive product portfolio Strong new product development and innovation programs Leading positions in niche markets Attractive margin and cash flow profile Sales primarily short cycle in nature:  Timing of medium-sized orders can cause variability in quarterly financial comparisons 2014 Revenue by Product Locators &Communications InspectionTechnology Equipment38% 41% $244m Fare Collection Technologies 21%

Locators & Inspection Equipment $100m Leading Global Supplier of Underground Pipe and Conduit Detection Equipment January 2016 19 2014 Revenue by Geography 45% 38%17% Based in the U.K., a leading global supplier of underground pipe and conduit locators and inspection equipment Continuous new product enhancements and loyal customer base ~7% revenue CAGR from 2010-2014 Key demand drivers:  Global infrastructure growth  Construction growth  Telecommunications growth 2014 Revenue by Product LocatorsInspection 70%10% Dry Air 20%

Communications Technology communications intelligence (COMINT) systems 51% Products 65% Leading Brands and Technologies January 2016 20 2014 Revenue by Geography 22% 13% A leading global supplier of spectrum monitoring (SMS) and A leading North American supplier of obstruction lighting products Key demand drivers:  Global growth of wireless usage  Increased spectrum provisioning and monitoring  Anti-terrorism and drug interdiction efforts  Maintenance and replacement of installed base 2014 Revenue by Product SMS &Obstruction COMINTLighting $94m49%

Communications Technology From Borders to Battlefields and From Urban Landscapes to Wide Open Spaces, Our Products Empower Customers to Monitor, Analyze and Manage the RF Spectrum January 2016 21 Spectrum Monitoring (SMS) Communications Intelligence (COMINT)

Communications Technology We Provide High-Quality LED and Xenon Lighting Systems for a Variety of Tower Applications January 2016 22 Flash Lighting Systems Flash Lighting Systems

Fare Collection Technologies Invested in software, product development, program management and marketing  A Leading North American Supplier of Fare Collection Technologies January 2016 23  A leading North American supplier in fare collection:  $51m of revenue in 2014  Historical market position concentrated on fare box installations  Rapidly evolving technology in the market has driven a transformation in our business:  Evolved from “fare box supplier” to “fare collection system provider”  Strategic relationships with larger public infrastructure system integrators  New product introductions have expanded product offering to include: Mobile ticketing Cloud-based data hosting Remote ticket validator Point-of-sale delivery systems GENFARE

Next Generation Fare Collection System Fast Fare Suite of Products Integrated With Back-End Support; We Believe This is The New Industry Standard January 2016 24 Cloud-Based Software Support Field Support Software Support Fast Fare Box E-ticketing Legacy Farebox Fast Fare-eTM Point-of-Sale e-FareTM

Base Power* Segment Overview and pollution control systems *Excludes the impact of the South African projects Driving Margin Improvement in Transformers Focused on Reducing Cost, Risk and Complexity in PowerGen January 2016 25 2014 Revenue by Geography 26% 59%15% Power Segment Overview A leading global supplier of cooling technologies, heat exchangers A leading North American supplier of power transformers Large installed base and strong brand recognition Over 250 patents The majority of revenue is long-cycle in nature 2014 Revenue by Product Power Generation 66%Power Transformers $1.1b34%

Power Generation Equipment We Provide Highly Engineered Products that Serve Several Types of Power Generation Plants January 2016 26 Hybrid Cooling (ClearSky)  Leading supplier of cooling systems, large scale heat exchangers and pollution control systems  Highly engineered products  Equipment and technological solutions for several types of power generation plants  Large installed base with recurring service opportunities  Focused on specific strategic actions to significantly reduce our cost base and improve operational efficiency

Power Transformers Our Focus is on Creating Higher Margins through Operational Efficiencies and Commercial Initiatives January 2016 27  SPX is a leading supplier of power transformers into North America with strong brand equity Locations: Waukesha, WI and Goldsboro, NC  Demand largely driven by replacement of aging installed base:  Average age of installed base is ~40 years  Recent end market trends:  Replacement demand has been strong  Market pricing remains competitive with stable lead times  Commercial initiatives:  Marketing new, value engineered transformer design  Focusing on the market segments that best leverage our manufacturing and engineering value

South Africa *Contingent on completion of the spinoff of FLOW SJeaptnemubaerr2y, 220105 16

South African Projects Overview Medupi and Kusile Power Stations  The final unit is expected to be commercially These Two Power Stations Expected to Add ~10 GW of Power Capacity When Completed January 2016 29  Medupi and Kusile are the two mega-projects:  Twelve 800 mega-watt coal-fired plants (six at each project site)  Eskom is a state-owned South African utility  Alstom and Mitsubishi Hitachi are the primary contractors Boiler IslandTurbine Island operational around 2021  Four primary phases: manufacturing, construction, commissioning and warranty

Capital Allocation Overview *Contingent on completion of the spinoff of FLOW SJeaptnemubaerr2y, 220105 16

Capital Allocation Discipline  Organic business development (1) Gross Debt and EBITDA as defined in SPX Corporation’s credit facility Capital Allocation Discipline Focused on Highest Return Opportunities January 2016 31 Methodology Expected Outcome 1)Utilize strategic planning process to evaluate future revenue and earnings growth  Quantify projected future cash flows and estimate total company valuation 2)Maintain target capital structure  Gross Debt to EBITDA(1) target range: 1.5x to 2.5x 3)Invest available capital in highest, risk-adjusted, return opportunities: ROIC & EVA models continue to drive allocation decision-making  Cost reduction initiatives  Bolt-on acquisitions (HVAC and Detection & Measurement)  Return of capital to shareholders

Thank You *Contingent on completion of the spinoff of FLOW SJeaptnemubaerr2y, 220105 16